Filed pursuant to Rule 497

File No. 333-205405

PROSPECTUS SUPPLEMENT
(To Prospectus dated August 24, 2017	February 12, 2018
and Prospectus Supplements dated August 30, 2017 and
November 9, 2017)

Oxford Lane Capital Corp.

$200,000,000

Common Stock

This prospectus supplement supplements the prospectus supplement dated November 9, 2017 (the “Second Prospectus Supplement”), the prospectus supplement dated August 30, 2017 (the “First Prospectus Supplement”) and the accompanying prospectus thereto, dated August 24, 2017 (the “Base Prospectus,” together with the First Prospectus Supplement, Second Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at-the-market” offering pursuant to an equity distribution agreement, dated March 7, 2016, with Ladenburg Thalmann & Co. Inc., which was amended on each of November 21, 2016, May 23, 2017 and February 12, 2018 to increase the maximum aggregate offering size of the “at the market” offering from $25,000,000 to $200,000,000.

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Supplementary Risk Factor” section in this prospectus supplement and the “Risk Factors” section beginning on page 21 of the Base Prospectus before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From March 7, 2016 to February 9, 2018, we sold a total of 8,507,235 shares of common stock pursuant to the “at-the-market” offering. The total amount of capital raised as a result of these sales of common stock was approximately $92,202,436 and net proceeds were approximately $90,083,279 after deducting the sales agent’s commissions and offering expenses.

FOURTH QUARTER 2017 FINANCIAL HIGHLIGHTS

•	Net asset value per share as of December 31, 2017 stood at $10.02 compared with a net asset value per share at September 30, 2017 of $9.71.

•	Net investment income (“NII”), calculated in accordance with generally accepted accounting principles (“GAAP”), was approximately $10.5 million, or approximately $0.41 per share, for the quarter ended December 31, 2017.

•	Our core net investment income (“Core NII”) was approximately $8.4 million, or approximately $0.33 per share, for the quarter ended December 31, 2017.

o	Core NII represents net investment income adjusted for additional cash income distributions received, or entitled to be received (if any, in either case), on our collateralized loan obligation (“CLO”) equity investments (excluding those cash distributions believed to represent a return of capital). (See additional information under “Supplemental Information Regarding Core Net Investment Income” below).

o	While our experience has been that cash flow distributions have historically represented useful indicators of our CLO equity investments’ annual taxable income during certain periods, we believe that current and future cash flow distributions may represent less accurate indicators of taxable income with respect to our CLO equity investments than they have in the past. Accordingly, our taxable income may be materially different than either NII or Core NII.

•	Total investment income, calculated in accordance with GAAP, amounted to approximately $19.0 million for the quarter ended December 31, 2017.

o	For the quarter ended December 31, 2017, we recorded total investment income from our portfolio as follows:

▪	approximately $18.0 million from our CLO equity investments, and

▪	approximately $1.0 million from our CLO debt investments, and other income.

o	The weighted average yield of our CLO debt investments at current cost was approximately 10.1% as of December 31, 2017.

o	The weighted average effective yield of our CLO equity investments at current cost was approximately 17.1% as of December 31, 2017.

o	The weighted average cash yield of our CLO equity investments at current cost was approximately 20.2% as of December 31, 2017.

•	Net increase in net assets from operations was approximately $18.7 million, or approximately $0.73 per share, for the quarter ended December 31, 2017, including:

o	Net investment income of approximately $10.5 million;

o	Net realized losses of approximately $0.5 million; and

o	Net unrealized appreciation of approximately $8.7 million.

•	During the quarter ended December 31, 2017, we made additional CLO investments of approximately $123.1 million.

•	During the quarter ended December 31, 2017, we received approximately $88.9 million from sales and repayments of our CLO investments.

•	During the quarter ended December 31, 2017, we issued a total of 1,697,116 shares of common stock pursuant to an “at-the-market” offering, resulting in net proceeds of approximately $16.8 million after deducting the sales agent’s commissions and offering expenses.

•	Our Board of Directors has declared the following distributions on our common stock:

Month Ending	Record Date	Payment Date	Amount Per Share
April 30, 2018	April 20, 2018	April 30, 2018	$0.135
May 31, 2018	May 23, 2018	May 31, 2018	$0.135
June 30, 2018	June 21, 2018	June 29, 2018	$0.135

Our Board of Directors has also declared the required monthly dividends on our Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares (each, a “Share”), as follows:

Preferred Shares Type	Per Share Dividend Amount Declared	Record Dates	Payment Dates
Series 2023	$0.156250	March 22, April 20, May 23	March 30, April 30, May 31
Series 2024	$0.140625	March 22, April 20, May 23	March 30, April 30, May 31

In accordance with their terms, each of the Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares will pay a monthly dividend at a fixed rate of 7.50% and 6.75%, respectively, of the $25.00 per share liquidation preference, or $1.875 and $1.6875 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not in any case be lower than 7.50% and 6.75% per year, respectively, for each of the Series 2023 Term Preferred Shares and Series 2024 Term Preferred Shares.

Supplemental Information Regarding Core Net Investment Income

On a supplemental basis, we provide information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. Our non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted for additional cash income distributions received, or entitled to be received (if any, in either case), on our CLO equity investments.

Income from investments in the “equity” class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method based upon an effective yield to the expected redemption utilizing estimated cash flows compared to the cost, resulting in an effective yield for the investment; the difference between the actual cash received or distributions entitled to be received and the effective yield calculation is an adjustment to cost. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by us during the period (referred to below as “CLO equity adjustments”).

Further, in order to continue to qualify to be taxed as a regulated investment company, we are required, among other things, to distribute at least 90% of our investment company taxable income annually. Therefore, core net investment income may provide a better indication of estimated taxable income for a reporting period than does GAAP net investment income, although we can offer no assurance that will be the case as the ultimate tax character of our earnings cannot be determined until tax returns are prepared after the end of a fiscal year. We note that these non-GAAP measures may not be useful indicators of taxable earnings, particularly during periods of market disruption and volatility and our taxable income may differ materially from our core net investment income.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended December 31, 2017:

	Three Months Ended
	December 31, 2017
	Amount	Per Share Amount
Net investment income	$10,525,153	$0.410
CLO equity adjustments	(2,154,364)	(0.084)
Core net investment income	$8,370,789	$0.326

Recent Developments

On January 2, 2018, we announced that we entered into a Master Repurchase Agreement (“MRA”) with Nomura Securities International, Inc. (“Nomura”).  Pursuant to the MRA and a transaction confirmation, we entered into a repurchase transaction (the “Repo”) with Nomura under which we sold collateralized loan obligation (“CLO”) securities to Nomura with a market value of approximately $106.2 million for a purchase price of approximately $42.5 million.  At the end of the Repo term, we are obligated to repurchase those securities from Nomura, and Nomura is obligated to sell the securities to us, for the original purchase price plus accrued but unpaid funding costs.  The Repo has a nine-month term that may be extended by mutual agreement.  The Repo has a funding cost of 3-month LIBOR plus 3.35% per annum, which may be adjusted in the event of an extension of the Repo term.  We expect to treat the transaction as a secured financing for financial reporting purposes in accordance with GAAP.

SUPPLEMENTARY RISK FACTOR

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks, including those described below and those set forth in the Base Prospectus. You should carefully consider these risk factors, together with all of the other information included in the Prospectus, before you decide whether to make an additional investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factor described below, together with those set forth in the Base Prospectus thereto, are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The U.S. House of Representatives and U.S. Senate recently passed tax reform legislation, which the President recently signed into law. Such legislation will make many changes to the Internal Revenue Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

Quarterly Schedule of Portfolio Holdings

On February 8, 2018, the Company filed its Quarterly Schedule of Portfolio Holdings for the quarter ended December 31, 2017. The text of the Quarterly Schedule of Portfolio Holdings is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this prospectus supplement or the Prospectus, and you should not consider that information to be part of this prospectus supplement or the Prospectus.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

(Unaudited)

Item 1. Schedule of Investments

COMPANY(1)/INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Debt Investments
Structured Finance
Jamestown CLO IV Ltd.
CLO secured notes - Class D(3)(4)(6), 6.30% (LIBOR + 5.00%, due July 15, 2026)	$1,375,000	$1,269,599	$1,342,138

KVK 2014-3 Ltd.
CLO secured notes - Class F(3)(4)(6), 7.40% (LIBOR + 6.10%, due October 15, 2026)	1,956,522	1,606,979	1,712,348

Mountain Hawk II CLO, Ltd.
CLO secured notes - Class E(3)(4)(6), 6.11% (LIBOR + 4.80%, due July 20, 2024)	6,000,000	5,039,194	4,924,200

Tralee CLO IV, Ltd.
CLO secured notes - Class F(3)(4)(6), 9.44% (LIBOR + 7.50%, due January 20, 2030)	3,800,000	3,458,000	3,458,000

Total Structured Finance		$11,373,772	$11,436,686	4.2%
Total Collateralized Loan Obligation - Debt Investments		$11,373,772	$11,436,686	4.2%

Collateralized Loan Obligation - Equity Investments
Structured Finance
AMMC CLO XII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.80%, maturity November 10, 2030)	$8,428,571	$4,263,229	$4,467,143

Apidos CLO XXI
CLO subordinated notes(5)(7), (Estimated yield 13.76%, maturity July 18, 2027)	8,700,000	5,974,065	6,438,000

Ares XLIII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.82%, maturity October 15, 2029)	10,000,000	8,694,572	7,769,791

Ares XXV CLO Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity January 17, 2024)	15,500,000	-	-

Ares XXVI CLO Ltd.
CLO subordinated notes(5)(7)(12), (Estimated yield 4.92%, maturity April 15, 2025)	15,115,000	2,591,194	1,688,930

Ares XL CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.28%, maturity October 15, 2027)	5,100,000	4,167,607	4,085,382

Atrium XII CLO
CLO subordinated notes(5)(7), (Estimated yield 31.22%, maturity April 22, 2027)	34,762,500	24,752,418	34,762,500

Battalion CLO VII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 3.79%, maturity October 17, 2026)	24,000,000	16,544,459	10,320,000

Benefit Street Partners CLO V Ltd.
CLO preference shares (5)(7), (Estimated yield 13.93%, maturity October 20, 2026)	11,500,000	7,268,338	6,555,000

Blue Hill CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.78%, maturity January 15, 2026)	15,125,000	5,195,989	3,751,572
CLO subordinated fee notes(8), (Maturity January 15, 2026)	96,635	17,931	5,656

B&M CLO 2014-1 LTD
CLO subordinated notes(5)(7), (Estimated yield 5.13%, maturity April 16, 2026)	2,000,000	903,158	680,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(Unaudited)

COMPANY(1)/INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
Structured Finance - (continued)
Bristol Park CLO, Ltd.
CLO income notes(5)(7), (Estimated yield 12.87%, maturity April 15, 2029)	$7,000,000	$5,719,663	$5,180,000

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.93%, maturity April 18, 2025)	16,500,000	10,663,541	11,995,378

CENT CLO 16, L.P.
CLO subordinated notes(5)(7), (Estimated yield 31.49%, maturity August 01, 2024)	10,500,000	6,705,403	6,300,000

CIFC Funding 2014-III, Ltd.
CLO income notes(5)(7), (Estimated yield 18.10%, maturity July 22, 2026)	10,000,000	6,370,504	6,200,000

CIFC Funding 2015-I, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.86%, maturity January 22, 2027)	9,750,000	7,460,399	8,243,625

Dryden 42 Senior Loan Fund
CLO subordinated notes(5)(7), (Estimated yield 15.37%, maturity July 15, 2027)	7,000,000	5,918,910	6,118,346

Edition Funding, Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 12.40%, maturity October 28, 2018)	25,000,000	25,000,000	25,000,000

Elevation CLO 2017-7, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 17.33%, maturity July 15, 2030)	10,000,000	8,531,959	8,531,560

Golub Capital Partners CLO 35(B), Ltd.,
CLO subordinated notes(5)(7)(9), (Estimated yield 13.96%, maturity July 20, 2029)	5,000,000	4,579,355	4,000,000

Halcyon Loan Advisors Funding 2015-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 29.25%, maturity April 20, 2027)	6,000,000	3,286,237	3,300,000

Hull Street CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield -5.34%, maturity October 18, 2026)	15,000,000	8,246,012	4,500,000

Ivy Hill Middle Market Credit VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.40%, maturity October 20, 2029)	5,400,000	4,439,672	4,026,606

Jamestown CLO III, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.93%, maturity January 15, 2026)	15,575,000	8,097,670	7,164,500

Jamestown CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 30.74%, maturity July 15, 2026)	9,500,000	3,368,283	3,254,861

Jamestown CLO V, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 40.41%, maturity January 17, 2027)	8,500,000	3,068,447	3,060,000

Apex Credit CLO 2015-II, Ltd. (fka: JFIN CLO 2015-II Ltd.)
CLO subordinated notes(5)(7), (Estimated yield 23.17%, maturity October 17, 2026)	5,750,000	4,773,297	4,940,441

Marble Point CLO XI Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 15.76%, maturity December 18, 2030)	3,000,000	2,773,462	2,718,300

Midocean Credit CLO VI
CLO income notes(5)(7), (Estimated yield 12.54%, maturity January 20, 2029)	24,700,000	20,601,819	19,760,000

Mountain Hawk II CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.05%, maturity July 20, 2024)	25,670,000	8,787,482	4,620,600

Mountain Hawk III CLO, Ltd.
CLO M notes(8), (Maturity April 18, 2025)	2,389,676	-	73,526

North End CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield -7.59%, maturity July 17, 2025)	8,500,000	1,787,018	983,445

Octagon Investment Partners 27, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.54%, maturity July 15, 2027)	5,000,000	3,915,190	3,935,154

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(Unaudited)

COMPANY(1)/INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
Structured Finance - (continued)
Octagon Investment Partners 33, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 14.40%, maturity January 20, 2031)	$12,850,000	$12,048,619	$11,693,500

OFSI Fund VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.44%, maturity October 18, 2026)	28,840,000	22,007,372	18,457,600

OZLM XII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.17%, maturity April 30, 2027)	6,750,000	4,283,407	4,522,500

OZLM XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.94%, maturity January 15, 2029)	10,000,000	8,090,870	7,986,876

Regatta III Funding Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.50%, maturity April 15, 2026)	3,750,000	1,641,060	1,411,103

Shackleton 2015-VII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.02%, maturity April 15, 2027)	10,500,000	8,461,815	7,961,097

Shackelton 2017-X CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.61%, maturity April 20, 2029)	17,000,000	15,723,364	14,620,000

Shackelton 2017-XI CLO, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 16.06%, maturity August 15, 2030)	10,000,000	9,950,457	9,200,000

Sheridan Square CLO, Ltd.
CLO subordinated notes(5)(7)(13), (Estimated yield 0.00%, maturity April 15, 2025)	3,300,000	171,240	49,500

Sound Point CLO VIII, Ltd.
CLO subordinated fee notes(8), (Maturity April 15, 2027)	224,719	202,247	62,004

Telos CLO 2013-3, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.69%, maturity July 17, 2026)	14,332,210	9,102,580	8,026,038

Telos CLO 2013-4, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 31.42%, maturity January 17, 2030)	11,350,000	7,296,068	6,810,000

Telos CLO 2014-6, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.89%, maturity January 17, 2027)	6,250,000	4,003,544	4,002,983

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)

DECEMBER 31, 2017

(Unaudited)

COMPANY(1)/INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation - Equity Investments - (continued)
Structured Finance - (continued)
THL Credit Wind River 2014-3 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.01%, maturity January 22, 2027)	$18,530,000	$14,573,267	$14,824,000

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.06%, maturity April 18, 2029)	12,000,000	10,456,876	9,840,000

Tralee CLO IV, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 21.37%, maturity January 20, 2030)	13,270,000	11,358,831	11,286,135

Venture XIV CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.58%, maturity August 28, 2025)	11,000,000	6,421,544	5,940,000

Venture XVII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.43%, maturity July 15, 2026)	17,000,000	11,566,608	10,746,464

Venture XXI CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.32%, maturity July 15, 2027)	20,950,000	15,302,576	16,131,500

Venture XXX CLO, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 16.11%, maturity January 15, 2031)	15,200,000	13,591,931	13,946,000

Wellfleet 2016-2 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.56%, maturity October 15, 2028)	10,000,000	8,336,182	8,500,000

Zais CLO 7, Limited
CLO income notes(5)(7)(9), (Estimated yield 19.76%, maturity April 15, 2030)	9,425,000	8,189,113	8,576,750

Other CLO equity related investments
CLO other(8)		-	2,109,901
Total Structured Finance		$437,246,854	$421,134,267	156.2%
Total Collateralized Loan Obligation - Equity Investments		$437,246,854	$421,134,267	156.2%

Total Investments		$448,620,626	$432,570,953	160.4%

Cash and Cash Equivalents
First American Government Obligations Fund(14)		$3,419,866	$3,419,866

Total Cash and Cash Equivalents		$3,419,866	$3,419,866	1.3%

Total Investments, Cash and Cash Equivalents		$452,040,492	$435,990,819	161.7%

LIABILITIES IN EXCESS OF OTHER ASSETS			(166,347,049)
NET ASSETS (equivalent to $10.02 per share based on 26,909,556 shares of common stock outstanding)			$269,643,770

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Fund.

(3)	Notes bear interest at variable rates.

(4)	Cost value reflects accretion of original issue discount or market discount.

(5)	Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(6)	The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of December 31, 2017.

(7)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(8)	Fair value represents discounted cash flows associated with fees earned from CLO equity investments

(9)	Investment has not made inaugural distribution for relevant period end. See "Note 4. Investment Income."

(10)	The subordinated shares represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(11)	The CLO was optionally redeemed during the quarter ended June 30, 2017. The cost basis reflects distributions received in excess of investment carrying value.
(12)	The CLO was optionally redeemed during the quarter ended December 31, 2017.
(13)	The CLO was optionally redeemed during the quarter ended June 30, 2017.

(14)	Represents cash equivalents held in a money market account as of December 31, 2017.

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

NOTES TO SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

(Unaudited)

NOTE 1. UNAUDITED INTERIM FINANCIAL INFORMATION

Interim financial information of Oxford Lane Capital Corp. (“OXLC,” “we,” “us,” “our,” or the “Fund”) are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form N-Q. Accordingly, certain disclosures accompanying annual and semi-annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for the fair statement of financial results for the interim periods have been omitted. The current period’s results of operations are not necessarily indicative of results that may be achieved for the full year. The interim financial information and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Fund’s Form N-CSR for the six months ended September 30, 2017, as filed with the Securities and Exchange Commission (“SEC”).

NOTE 2. INVESTMENT VALUATION

The Fund fair values its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. Estimates made in the preparation of OXLC’s financial information include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes.

ASC 820-10 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of OXLC’s investments are valued based upon “Level 3” inputs as of December 31, 2017.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired debt and equity positions in CLO investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. OXLC Management, LLC (“OXLC Management”) or the Fund’s board of directors (the “Board of Directors”) may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board of Directors for its determination of fair value of these investments.

OXFORD LANE CAPITAL CORP.

NOTES TO SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

(Unaudited)

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at December 31, 2017 were as follows:

	Fair Value Measurements at Reporting Date Using
	Quoted Prices in	Significant	Significant
	Active Markets for	Other Observable	Unobservable
	Identical Assets	Inputs	Inputs
Assets ($ in millions)	(Level 1)	(Level 2)	(Level 3)	Total

CLO debt	$-	$-	$11.4	$11.4
CLO equity	-	-	421.2	421.2
Total investments at fair value	-	-	432.6	432.6
Cash and cash equivalents	3.4	-	-	3.4
Total assets at fair value	$3.4	$-	$432.6	$436.0

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2017 and the level of each financial liability within the fair value hierarchy:

	Carrying	Fair
($ in millions)	Value	Value	Level 1	Level 2	Level 3
7.50% Series 2023 Term Preferred Shares	$85.3	$91.8	$-	$91.8	$-
6.75% Series 2024 Term Preferred Shares	66.1	68.8	-	68.8	-
Total	$151.4	$160.6	$-	$160.6	$-

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of December 31, 2017. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation techniques and methodologies and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of December 31, 2017	Valuation Techniques / Methodologies	Unobservable Input	Range / Weighted Average(4)
	($ in millions)
CLO debt	$11.4	Market quotes	NBIB(1)	82.1%-97.6% / 87.1%

CLO equity	381.7	Market quotes	NBIB(1)	1.5%-100.0% / 63.4%
	22.2	Recent Transactions	Actual trade(2)	84.6%-91.8% / 88.9%
	15.0	Yield Analysis	NBIB(1)	74.0%-85.3% / 80.1%

CLO equity - side letters	2.3	Discounted cash flow(3)	Discount rate(3)	10.9%-16.5% / 14.0%

Total Fair Value for Level 3 Investments	$432.6

OXFORD LANE CAPITAL CORP.

NOTES TO SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

(Unaudited)

NOTE 3. FAIR VALUE – (continued)

(1)	The Fund generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Board of Directors in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.

(2)	Prices provided by independent pricing services are evaluated in conjunction with actual trades, and in certain cases, the value represented by actual trades may be more representative of fair value as determined by the Board of Directors.

(3)	The Fund will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. OXLC will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

(4)	Weighted averages are calculated based on fair value of investments.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

NOTE 4. INVESTMENT INCOME

Income from securitization vehicles and equity investments

Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly, as needed. Accordingly, investment income recognized on CLO equity securities in the statement of operations presented in accordance with GAAP differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in certain securitization vehicles (or “CLO warehouse facilities”) based on a stated rate as per the underlying note purchase agreement or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income – Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of December 31, 2017, the Fund had no non-accrual assets in its portfolio.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

OXFORD LANE CAPITAL CORP.

NOTES TO SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

(Unaudited)

NOTE 5. U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Differences between distributions and net investment income may also result from the treatment of short-term gains as ordinary income for tax purposes. Our distribution policy is based upon our estimate of our distributable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis.

As of December 31, 2017, the cost and net unrealized depreciation of securities on a tax basis were as follows:

Cost for federal income tax purposes	$518,840,050
Gross unrealized appreciation	25,031,388

Gross unrealized depreciation	(111,300,485)
Net unrealized depreciation	$(86,269,097)